Supplement to the Statement of Additional Information

Credit Suisse Commodity ACCESS Strategy Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Floating Rate High Income Fund

Credit Suisse Strategic Income Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

The following information will supersede or supplement certain information in the funds’ Statement of Additional Information.

On page 64, in the table entitled “Portfolio Managers’ Ownership of Securities”, delete the information regarding David H. Lerner.

On page 65, in the table entitled “Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed”, delete the information regarding David H. Lerner.

The following information replaces the 3rd paragraph on page 67 in the section entitled “Disclosure of Portfolio Holdings”:

The Funds’ policies further provide that in some instances, it may be appropriate for the Funds to selectively disclose Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, disclosure to a rating agency or disclosure to an affiliate to facilitate management of a seed capital investment in a Fund) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Funds’ officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

The following information replaces the 2nd, 3rd and 4th paragraphs on page 71 in the section entitled “Distributor”:

Payments to Intermediaries

Credit Suisse, CSSU and/or their affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of shares of a Fund.  These payments (“Additional Payments”) are made out of Credit Suisse’s, CSSU’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to a Fund or its shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases.  Although paid by Credit Suisse, CSSU and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by a Fund to the intermediaries as described in the Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to intermediaries as set forth in the Prospectuses.

The Additional Payments are intended to compensate intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; “due diligence” examination and/or review of the Funds from time to time;

access to the intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds.  In addition Credit Suisse, CSSU and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds.  These Additional Payments may exceed amounts earned on these assets by Credit Suisse, CSSU and/or their affiliates for the performance of these or similar services.  The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis.  The Additional Payments are negotiated with each intermediary based on a range of factors, including but not limited to the intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation.  Although the individual components may be higher or lower and the total amount of Additional Payments made to an intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an intermediary.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid.  Additionally, if one mutual fund sponsor makes greater distribution payments than another, an intermediary may have an incentive to recommend one fund complex over another.  Similarly, if an intermediary receives more distribution assistance for one share class versus another, that intermediary may have an incentive to recommend that share class.  Because intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another.  You should consider whether such incentives exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class is most appropriate for you.

Dated:  May 17, 2013

2